                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06674
              -----------------------------------------------------

                          THE GREATER CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Joseph T. Malone
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                               John Donovan, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                               New York, NY 10036


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

DECEMBER 31, 2004

[GRAPHIC]

THE GREATER CHINA FUND, INC.

TABLE OF CONTENTS

The Fund's Management                                                         2

Letter to Shareholders                                                        3

Report of the Investment Manager                                              4

Top Ten Equity Holdings                                                      10

Industry Diversification                                                     11

Portfolio of Investments                                                     12

Statement of Assets and Liabilities                                          17

Statement of Operations                                                      18

Statement of Changes in Net Assets                                           19

Notes to Financial Statements                                                20

Financial Highlights                                                         28

Report of Independent Registered Public Accounting Firm,
Ernst & Young LLP                                                            30

Supplemental Information                                                     31

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114
www.greaterchinafund.com

For information call (212) 882-5977

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

[GCH LISTED NYSE LOGO]

THE FUND'S MANAGEMENT

DIRECTORS

Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Wilfred Sit, VICE PRESIDENT
Rose Ann Bubloski, VICE PRESIDENT
Joseph T. Malone, TREASURER & SECRETARY

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

LEGAL COUNSEL
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

LETTER TO SHAREHOLDERS
February 18, 2005

Dear Shareholder,

China's economic growth is becoming an increasingly significant part of the world economy. The size of China's growth exceeded 9% in the year 2004. Interest in China has focused on the trading position of the country, and by contrast the imbalances of the US economy. Yet despite the strong trading position with the US, the relative size of China's surplus on current account is lower than many of its Asian neighbours.

In the spring concerns arose on the size of the economic adjustment being made by the Government and whether there would be a repeat of the hard landing experienced in the mid nineties. Later in the year there was significant speculation by short-term investors who were expecting a near term revaluation of the currency. These short-term inflows later became outflows as speculators reversed their positions. Despite this market volatility, the Fund ended the year 6.9% higher. The Fund's benchmark, MSCI Zhong Hua, finished the year up 15.9%.

The Fund invests in companies that derive a substantial proportion of their revenues from sales or investments in China. When the Board last revised the Fund's benchmark, it was recognised at that time that the investment indices available do not necessarily reflect the breadth and depth of long-term investment opportunities available in China. The broader investment strategy which the Fund has adopted over the years has produced favourable returns historically and we are confident that it will do so in the future.

The Board continues to monitor the Fund's share price and the discount to NAV on a regular basis. The share price began the year at a premium but moved to a discount to NAV during the year, with the market concerns about the impact of the Governments economic adjustments.

Externally, we are watching the relationship between the Taiwan and Beijing. The introduction of chartered flights in the Chinese New Year is seen as a positive sign for cross-straight relationships. In three years the 2008 Olympics will bring increased world attention on China at an important time in the country's economic developement. While China increases its growing global trading position within the WTO, it is the rise in the domestic economy in China that will be the key driver of economic growth, which will in-turn encourage further investment in the country.

Sincerely,


Richard B. Bradley
Chairman

REPORT OF THE INVESTMENT MANAGER

OVERVIEW

The year 2004 was a volatile year for investors. At the beginning of the year, the Greater China markets continued to enjoy the strong rally that began in the first half of 2003 and stayed at high levels. In particular, Chinese "H" shares (as measured by the Hang Seng Chinese Enterprise Index) remained well supported at close to record levels. By March, however, investor sentiment turned more cautious on the sustainability of the economic cycle in China, while at the same time the Chinese authorities issued another round of additional credit tightening measures. The unwinding of the USD "carry-trade" (borrowing cheap USD to buy other assets) by global investors further dampened sentiment and sent markets sharply down. The Fund's reference benchmark, MSCI Zhong Hua Index, corrected downward by 25% within three months, bottoming in May. The markets traded within a tight range over the summer but enjoyed a rally in the fourth quarter and returned to the higher levels seen in the first quarter as the economic data then released indicated that the Chinese economy would not slow down sharply despite the credit tightening measures. Consensus view gradually tilted to the "soft-landing" scenario. In addition, a renewed USD "carry-trade" and speculation on a revaluation of the Chinese Renminbi by the end of the year (despite repeated denials by top Chinese officials) further fuelled the fourth quarter rally. The MSCI Zhong Hua Index rebounded 34% from its trough in May, reaching slightly higher levels than the peaks in February. For the full year, the MSCI Zhong Hua Index was up by 15.9%. On the subindex level, MSCI Hong Kong was +20.8% while MSCI China was -0.8%. In general, Hong Kong stocks especially property stocks outperformed China stocks in 2004.

PERFORMANCE

After a year of strong performance in 2003, The Greater China Fund ("the Fund") continued to post positive NAV returns in 2004 despite the huge volatilities in the market. The Fund's NAV was up 6.9% (total returns including dividends) for the full year. On a relative basis, the Fund's NAV underperformed the reference benchmark, MSCI Zhong Hua Index, which was up 15.9% for the year. This was the first calendar year since 1996 that the Fund underperformed its benchmark. On a rolling year basis, the Fund continued to outperform the benchmark over the 3 and 5 year periods. Since inception of the benchmark on December 31, 1992, the Fund has a total NAV return of 100.3% compared to the benchmark return of -61.5%.

The underperformance relative to the benchmark in 2004 was due to the fact that the Fund, unlike the benchmark, does not have a bias towards large cap benchmark stocks, as the Fund invests across the full spectrum of large, mid, and small cap stocks in order to capture the breadth of investment opportunities present in the Greater China markets. We believe many of the best opportunities are happening in the mid to small cap segments, as young but small companies benefit the most from China's rapid growth due to their relative small size and low base of comparison.

Large cap benchmark stocks, however, were a favored segment in 2004 as their prices were pushed up by the large inflows of "hot money" flowing into the markets speculating on a revaluation of the Chinese Renminbi for liquidity reasons, not necessarily because they present the best exposure to the rapid growth in China. In addition, in accordance with the Fund's stated investment policies, the Fund focuses on stocks with significant exposure in China, while the benchmark includes many stocks that do not. The large divergence of performance between the two subindices of the benchmark, MSCI Hong Kong (+20.8%) and MSCI China (-0.8%), signifies that investors preferred Hong Kong stocks and not China stocks in 2004. This explains, in part, why the Fund underperformed the benchmark.

In terms of stock contribution, the Fund mainly benefited from its exposures in consumer stocks and Hong Kong-based industrial stocks, as well as selective large capitalization Hong Kong property stocks. The Fund's holdings in stocks that benefitted from the buoyant domestic consumption in China, as well as the strong buying power of Mainland Chinese tourists arriving in Hong Kong, added significant value to the Fund. Top contributors in this sector included Harbin Breweries, Bossini International, Bonjour Holdings, and Giordano International. Industrial stocks also contributed to Fund performance as they continued to expand on the back of China's growing importance in the manufacturing/export sector. Stocks such as Kingboard Chemicals, Top Form International, Weiqiao Textile, and Techtronic Industries performed well in 2004. Meanwhile, the Fund's investments in selective Hong Kong large capitalization stocks such as Hopewell Holdings, Guoco Group, and Shun Tak Holdings added value.

On negative factors, the Fund's exposure to "B" shares detracted value as the Chinese "B" share markets remained weak in 2004 due to poor investor sentiment and concerns on corporate governance issues. In particular, the Fund's holdings in Chongqing Changan Automobile underperformed over the year with the government's credit tightening measures specifically targeting the auto sector. Selective Chinese industrial stocks also undermined performance, especially Skyworth Digital Holdings, a large, widely owned TV manufacturer which was suspended in November due to alleged embezzlements by the Chairman. This incident once again reminded investors of the risks of investing into an emerging economy like China where corporate governance has yet to catch up with international standards. Lastly, a large portion of the Fund's relative underperformance versus the benchmark was due to its underexposure in a number of large capitalization Hong Kong index stocks. The Fund's investment mandate is to invest substantially in China companies, which are defined to be companies that derive a significant proportion of their revenues from sales or investments in China. Many of the large capitalization Hong Kong index stocks do not have a substantial exposure to China so in general the Fund does not invest heavily in them. They include CLP Holdings, Hutchison Whampoa, Cheung Kong Holdings, Swire Pacific, Sun Hung Kai Properties, Wharf Holdings, and New World Development.

The chart below portrays the NAV performance of the Fund compared with the benchmark on a calendar year basis:

[CHART]

YEAR                    FUND %              BENCHMARK %
1999                     36.1                  13.3
2000                     -5.5                 -13.4
2001                     -1.8                 -20.2
2002                     -4.7                 -16.7
2003                     67.6                  52.4
2004                      6.9                  15.9

Source: Baring Asset Management ("BAM")

*Benchmark of the Fund - MSCI China Free Index before June 2000; MSCI Zhong Hua Index after June 2000.

The chart below is the annualized performance of the Fund's NAV per share versus that of the benchmark:

[CHART]

YEAR                    FUND %              BENCHMARK %
1 YEAR                    6.9                  15.9
3 YEAR                   70.8                  47.1
5 YEAR                   58.6                   1.0
SINCE BENCHMARK
INCEPTION (12/31/92)    100.3                 -61.5

Source: Baring Asset Management ("BAM")

[CHART]

QUARTERLY PERFORMANCE OF NAV PER SHARE

YEAR                       %
Year 04                   6.9
4Q 04                     8.3
3Q 04                     4.3
2Q 04                    -9.1
1Q 04                     4.2

Source: BAM

ASSET ALLOCATION AND PORTFOLIO ACTIONS

Throughout the year we reduced the Fund's exposure to direct China stocks, which include red chips, "H" shares and "B" shares as in general they had a strong performance in 2003 and looked set to see a correction this year, especially with the change in investor sentiment and additional credit tightening measures implemented in the second quarter of 2004. We mainly focused on oil and infrastructure stocks in this segment. We significantly increased the Fund's exposure to Hong Kong stocks as Hong Kong was experiencing a sharp cyclical recovery boosted by favourable policies issued by China, including the Closer Economic Partnership Arrangement (CEPA), which is basically a free-trade agreement, and the relaxation of Chinese tourists visiting Hong Kong. The latter has significantly boosted consumer sentiment in Hong Kong. We have maintained the Fund's Taiwan weighting at around the same level.

In terms of sector allocation, we have increased the Fund's exposure to real estate as this sector benefited from Hong Kong's recovery. Also, we invested into selective Hong Kong stocks that are proxies to the economy of Macau which was seeing GDP growth of more than 20% on the back of China's support to develop Macau as the "Las Vegas" of China. We also increased the Fund's holdings in consumption stocks to tap into the growing middle class consumption in China. We have reduced the Fund's exposure to the auto sector due to an unfavourable business environment but invested more into transportation plays such as container ports, toll roads, and railways as they continued to enjoy a secular trend with strong support from the government. Lastly, we have built up the Fund's position in the utilities sector as we increased the Fund's exposure to Hong Kong & China Gas, which we believe is a quality stock with defensive growth and yield.

ASSET ALLOCATION           DECEMBER 31, 2004       DECEMBER 31, 2003
RED CHIPS                                 6%                     17%

CHINA `H' AND `B' SHARES                 17%                     26%

HONG KONG (OTHERS)                       69%                     48%

TAIWAN                                    6%                      7%

CASH                                      1%                      2%

REGION ECONOMIES

The Chinese economy has remained one of the fastest-growing economies in the world in 2004, even with the implementation of credit tightening measures. GDP growth was 9.5% year-on-year in 2004. The concerns about an overheating economy subsided somewhat in the second half of 2004 with several key economic measures showing signs of softening. Fixed asset investment growth slowed down from 53% growth at the beginning of the year to 29% by the end of the year. Loan growth and money supply (M2) also weakened from greater than 20% growth to around the 15% level as a result of bank tightening. Most importantly, inflation, which reached a dangerous level of over 5% in the middle of the year, fell to 2-3% by the end of the year. The drop in food prices and a weak non-food sector restrained CPI from rising further. With low inflation, the pressure for China to raise interest rates has subsided, although the trend is still up. In 2004, China increased interest rates by 27 basis points, its first rate hike over the past 9 years.

Over the year, there has been a lot of speculation on the possibility of a "hard-landing" in China with GDP growth falling to a 5% level. We did not believe this would occur and have not invested based on this assumption. We believe China is going through a mid-term correction after several years of strong economic growth. The credit tightening measures implemented by the government are not meant to curb economic growth across the board, but rather, are intended to redistribute investments and resources from overdeveloped sectors such as steel, auto, property, cement, and aluminium, to undeveloped sectors such as power generation, toll roads, ports, and agriculture. The government has learned from its experience in the 1993-94 economic cycle and is implementing these measures pre-emptively and is able to relax them should the economy contract too excessively. Also, the government is implementing the measures in a gradual manner with the aim that unnecessary disruption to the economy be minimized. Lastly, the measures are quite benign compared to the last round. All these are signs that the government has become more sophisticated in managing the economy this time around and we believe the new generation of technocrats will be able to keep the economy reasonably buoyant.

In Hong Kong, the economy continued to enjoy a cyclical recovery in 2004 with improvements filtering through different segments of the economy, e.g. domestic consumption, job market, inflation, and property market. With the recovery in place for more than 1.5 years now, however, economic growth is likely to soften in 2005 although we expect fundamentals to remain buoyant. Interest rates are likely to be raised in the coming year as Hong Kong has not followed the US rate hikes but will need to do so with widening interest rate differentials following the series of US rate hikes since June 2004.

In terms of sectors, we favour utilities, transportation, consumer, and selective industrials. Despite the potential correction, however, we remain optimistic on the long-term outlook of Chinese stocks, as we believe the economy will still be one of the fastest growing among global economies in next eighteen months.


BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

February 1, 2005

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2004 and reflects all views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2004

                                                   PERCENTAGE OF
                                                     NET ASSETS
---------------------------------------------------------------------
Kingboard Chemical Holdings Ltd.                            4.3%

Hong Kong & China Gas Co. Ltd.                              4.3

PetroChina Co. Ltd. "H"                                     3.9

Bank of East Asia Ltd.                                      3.4

Sun Hung Kai Properties Ltd.                                3.0

Industrial & Commerical Bank of China Ltd.                  2.8

Hopewell Holdings Ltd.                                      2.8

Hon Hai Precision Industry Co. Ltd.                         2.7

Giordano International Ltd.                                 2.7

Top Form International Ltd.                                 2.6
---------------------------------------------------------------------
Total                                                      32.5%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As of December 31, 2004

                                                   PERCENTAGE OF
                                                    NET ASSETS
-------------------------------------------------------------------
EQUITIES

Automobiles                                                 1.1%

Conglomerates                                               3.4

Consumption                                                12.1

Electrical & Electronics                                   14.1

Energy                                                      3.9

Financials                                                 13.7

Machinery & Engineering                                     0.7

Media                                                       2.3

Miscellaneous                                               8.0

Real Estate                                                16.9

Technology                                                  5.0

Telecommunication                                           1.9

Transportation                                             10.5

Utilities                                                   5.3
                                                     ----------
TOTAL EQUITIES                                             98.9%

INVESTMENTS OF CASH COLLATERAL
FROM SECURITIES LOANED                                      4.0
                                                     ----------
TOTAL INVESTMENTS                                         102.9%

LIABILITIES, IN EXCESS OF CASH AND
OTHER ASSETS                                               (2.9)

                                                     ----------
NET ASSETS                                                100.0%

PORTFOLIO OF INVESTMENTS
December 31, 2004

                                                                          VALUE
        SHARES   DESCRIPTION                                             (NOTE1)
                 EQUITIES - 98.9%

                 CHINA - 23.4%
                 AUTOMOBILES - 1.1%
     5,193,540   Chongqing Changan Automobile Co. Ltd. "B"            $    2,372,013
                                                                      --------------

                 CONGLOMERATES - 1.4%
     1,478,000   Cosco Pacific Ltd.                                        3,080,454
                                                                      --------------

                 CONSUMPTION - 0.8%
     6,000,000   Kingway Brewery Holdings Ltd.                             1,756,135
                                                                      --------------

                 ELECTRICAL & ELECTRONICS - 2.7%
    10,000,000   Great Wall Technology Co. Ltd. "H"*                       2,315,783
    12,500,000   Skyworth Digital Holdings Ltd. **                         1,095,574
     4,046,000   TPV Technology Ltd. +                                     2,420,495
                                                                      --------------
                                                                           5,831,852
                                                                      --------------

                 ENERGY - 3.9%
    16,014,000   PetroChina Co. Ltd. "H"                                   8,550,140
                                                                      --------------

                 FINANCIALS - 2.0%
     9,599,998   Citic International Financial Ltd. +                      4,261,039
                                                                      --------------

                 MACHINERY & ENGINEERING - 0.7%
     1,893,998   Weifu High Technology Co. Ltd. "B" @                      1,586,302
                                                                      --------------

                 MISCELLANEOUS - 2.7%
     1,591,000   China Shineway Pharmaceutical Ltd. *                        885,282
     2,500,000   Shandong Chenming Paper Holdings Ltd. "B"                 1,588,884
     1,708,000   Weiqiao Textile Co. Ltd. "H"                              2,691,840
     4,500,000   Yantai North Andre Juice Co. Ltd. "H"                       590,525
                                                                      --------------
                                                                           5,756,531
                                                                      --------------

                 TELECOMMUNICATIONS - 1.9%
    10,130,000   China Telecom Corp. Ltd. "H"                              3,714,322
       135,400   ZTE Corp. "H" + *                                           438,109
                                                                      --------------
                                                                           4,152,431
                                                                      --------------

                                                                            VALUE
        SHARES   DESCRIPTION                                               (NOTE1)
                 TRANSPORTATION - 5.2%
     6,000,000   Anhui Expressway Co. "H" +                             $    3,107,008
     5,534,000   China Southern Airlines Co. Ltd. "H" *                      2,189,322
     2,113,160   Dazhong Transportation Group Co. Ltd. "B" @                 1,145,333
    12,000,000   Guangshen Railway Co. Ltd. "H" +                            4,863,144
                                                                        --------------
                                                                            11,304,807
                                                                        --------------

                 UTILITIES - 1.0%
     6,000,000   Tianjin Capital Environmental Protection Co. Ltd. "H"       2,103,503
                                                                        --------------

                 Total China                                                50,755,207
                                                                        --------------

                 HONG KONG - 69.3%
                 CONGLOMERATES - 2.0%
     1,240,000   Wharf Holdings Ltd.                                         4,339,262
                                                                        --------------

                 CONSUMPTION - 8.7%
     4,000,000   Bonjour Holdings Ltd.                                       2,109,935
    13,400,000   Bossini International Holdings Ltd.                         3,327,265
     2,278,000   Convenience Retail Asia Ltd. @                                835,264
     9,120,000   Giordano International Ltd.                                 5,749,317
    10,500,000   Glorious Sun Enterprises Ltd. @                             3,849,989
    26,000,000   Leroi Holdings Ltd. **                                        577,016
    11,404,000   Playmates Holdings Ltd.                                     2,318,140
                                                                        --------------
                                                                            18,766,926
                                                                        --------------

                 ELECTRICAL & ELECTRONICS - 10.5%
     4,256,000   IDT International Ltd.                                        826,806
     4,436,200   Kingboard Chemical Holdings Ltd.                            9,417,169
     4,428,000   NGAILik Industrial Holdings Ltd. +                          1,116,578
     2,380,000   Techtronic Industries Co. +                                 5,205,365
    16,474,000   Topsearch International Holdings Ltd. @                     1,716,759
     2,651,000   Vtech Holdings Ltd.                                         3,734,643
     7,392,000   Wang Sing International @                                     741,792
                                                                        --------------
                                                                            22,759,112
                                                                        --------------

                                                                          VALUE
        SHARES   DESCRIPTION                                             (NOTE1)
                 FINANCIALS - 11.7%
     2,347,000   Bank of East Asia Ltd.                               $    7,292,149
       274,000   Guoco Group Ltd.                                          2,679,103
       329,600   HSBC Holdings PLC                                         5,639,806
     4,258,000   Industrial & Commercial Bank of China Ltd.                6,080,705
     1,346,000   JCG Holdings Ltd.                                         1,203,525
     5,934,000   Pacific Century Insurance Holdings Ltd.                   2,366,653
                                                                      --------------
                                                                          25,261,941
                                                                      --------------

                 MEDIA - 2.3%
    12,146,000   Oriental Press Group Ltd.                                 4,219,125
     2,000,000   SCMP Group Ltd.                                             829,822
                                                                      --------------
                                                                           5,048,947
                                                                      --------------

                 MISCELLANEOUS - 5.3%
       848,000   Global Bio-Chem Technology Group Co. Ltd.                   561,860
    10,000,000   Matrix Holdings Ltd. @                                    2,534,496
     9,861,482   Pico Far East Holdings Ltd. @                               824,671
    16,530,000   Regal Hotels International Holdings Ltd. *                1,212,196
    14,000,000   Sewco International Holdings Ltd.                           576,373
    24,000,000   Top Form International Ltd. @                             5,681,387
                                                                      --------------
                                                                          11,390,983
                                                                      --------------

                 REAL ESTATE - 16.9%
     4,812,000   Chinese Estates Holdings Ltd.                             3,250,201
     6,300,000   Far East Consortium International Ltd. +                  2,735,518
     2,137,000   Great Eagle Holdings Ltd.                                 5,526,191
     2,249,600   HKR International Ltd.                                    1,439,871
     9,400,000   Hon Kwok Land Investment Co. Ltd.                         2,116,368
     1,833,000   Hong Kong Land Holdings Ltd.                              4,857,450
     2,364,000   Hopewell Holdings Ltd.                                    6,067,582
     3,824,000   Shun Tak Holdings Ltd. +                                  4,206,388
       645,000   Sun Hung Kai Properties Ltd.                              6,451,867
                                                                      --------------
                                                                          36,651,436
                                                                      --------------

                 TECHNOLOGY - 2.3%
       302,000   ASM Pacific Technology                                    1,085,961
    15,736,000   Solomon Systech International Ltd.                        3,907,302
                                                                      --------------
                                                                           4,993,263
                                                                      --------------

                                                                          VALUE
        SHARES   DESCRIPTION                                             (NOTE1)
                 TRANSPORTATION - 5.3%
     2,650,000   China Merchants Holdings International Co. **        $    4,994,693
       850,000   Kowloon Motor Bus Holding Ltd. @                          4,188,350
     4,416,000   Singmas Container Holdings Ltd.                           2,400,386
                                                                      --------------
                                                                          11,583,429
                                                                      --------------

                 UTILITIES - 4.3%
     4,449,000   Hong Kong & China Gas Co. Ltd.                            9,215,387
                                                                      --------------

                 Total Hong Kong                                         150,010,686
                                                                      --------------

                 TAIWAN - 6.0%
                 CONSUMPTION - 2.6%
     2,376,000   Feng Tay Enterprise Co. Ltd. @                            2,630,865
     2,617,000   Holiday Entertainment Co. Ltd. @                          1,909,859
       573,460   Taiwan Familymart Co. Ltd. @                                974,106
                                                                      --------------
                                                                           5,514,830
                                                                      --------------

                 ELECTRICAL & ELECTRONICS - 0.7%
     1,288,000   Phoenixtec Power Co. Ltd.                                 1,551,758
                                                                      --------------

                 TECHNOLOGY - 2.7%
     1,271,946   Hon Hai Precision Industry Co. Ltd.                       5,881,600
                                                                      --------------

                 Total Taiwan                                             12,948,188
                                                                      --------------

                 JAPAN - 0.1%
                 ELECTRICAL & ELECTRONICS - 0.1%
       750,000   Sansui Electric Co. Ltd. *                                  197,157
                                                                      --------------

                 WARRANTS - 0.1%
                 HONG KONG - 0.1%
                 ELECTRICAL & ELECTRONICS - 0.1%
       416,620   Kingboard Chemical Holdings Ltd. *                          222,440
                                                                      --------------

                 Total Equities (cost $175,734,141)                      214,133,678
                                                                      --------------

                                                                          VALUE
        SHARES   DESCRIPTION                                             (NOTE1)
                 INVESTMENTS OF CASH COLLATERAL
                   FROM SECURITIES LOANED - 4.0%
                 MONEY MARKET FUNDS# - 4.0%
         2,150   AIM Liquid Assets Portfolio, 2.12%                   $        2,150
           501   AIM Prime Portfolio, 2.16%                                      501
     7,082,554   Barclays Prime Money Market Fund, 2.24%                   7,082,554
         3,227   Scudder Money Market Fund, 2.12%                              3,227
     1,442,889   UBS Private Money Market Fund LLC, 2.16% ++               1,442,889
                                                                      --------------
                 Total Money Market Funds (cost $8,531,321)                8,531,321
                                                                      --------------

                 TOTAL INVESTMENTS (COST $184,265,462) - 102.9%          222,664,999
                 Liabilities in excess of other assets - (2.9)%           (6,230,612)
                                                                      --------------
                 NET ASSETS - 100.0%                                  $  216,434,387
                                                                      ==============

*    Non-income producing security.
** Security is being fair valued by a valuation committee under the direction of the Board of Directors. At December, 31, 2004 the value of these securities amounted to $6,667,283 or 3.08% of net assets.
+    Security, or a portion thereof, was on loan at December 31, 2004.
++   Affiliated with administrator of Fund.
@ Security is illiquid. These securities amounted to $28,619,173 or 13.22% of net assets.
#    Rates shown reflect yield at December 31, 2004.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS
Investments, at value (cost $175,734,141)*                           $   214,133,678
Investments of cash collateral from securities loaned
   (cost $8,531,321)**                                                     8,531,321
Cash (including foreign currency with
  a cost of $1,814,874 and a value of $1,859,146)                          2,670,267
Dividends and interest receivable                                            195,222
                                                                     ---------------
  Total assets                                                           225,530,488
                                                                     ---------------

LIABILITIES
Payable for cash collateral for securities loaned                          8,531,321
Investment management fee payable                                            229,427
Legal fee payable                                                            144,382
Administration fee payable                                                    43,460
Accrued expenses                                                             147,511
                                                                     ---------------
  Total liabilities                                                        9,096,101
                                                                     ---------------
NET ASSETS                                                           $   216,434,387
                                                                     ===============

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value;
  12,597,503 shares issued and outstanding
  (100,000,000 shares authorized)                                    $        12,597
Paid-in-capital in excess of par                                         168,584,948
Undistributed net investment income                                        1,736,486
Accumulated net realized gain on investments                               7,656,436
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                       38,443,920
                                                                     ---------------
NET ASSETS                                                           $   216,434,387
                                                                     ===============
Shares Outstanding                                                        12,597,503
                                                                     ---------------
NET ASSET VALUE PER SHARE                                            $         17.18
                                                                     ===============

*    Includes $7,625,966 of investments in securities on loan, at value.

**   Includes $1,442,889 of investments in securities of a related entity.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $93,354)              $     7,031,585
Securities lending income (net)                                              179,262
Interest income                                                               21,704
                                                                     ---------------
  Total investment income                                                  7,232,551
                                                                     ---------------

EXPENSES
Investment management fees                                                 2,619,434
Legal fees                                                                   558,088
Custodian and accounting fees                                                476,403
Administration fees                                                          450,407
Directors' fees and expenses                                                 353,669
Reports and notices to shareholders                                          118,393
Audit and tax fees                                                            81,837
New York Stock Exchange listing fee                                           23,750
Transfer agent fees and expenses                                              10,681
Miscellaneous expenses                                                        81,356
                                                                     ---------------
  Total expenses                                                           4,774,018
                                                                     ---------------
Net investment income                                                      2,458,533
                                                                     ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments                                                             27,351,279
  Foreign currency transactions                                              (19,065)
                                                                     ---------------
                                                                          27,332,214

Net change in unrealized appreciation/depreciation of:
  Investments                                                            (15,231,022)
Other assets and liabilities denominated in
     foreign currencies                                                       43,136
                                                                     ---------------
Net realized and unrealized gain on investments
  and foreign currency transactions                                       12,144,328
                                                                     ---------------
NET INCREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                                         $    14,602,861
                                                                     ===============

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE          FOR THE
                                                                        YEAR ENDED       YEAR ENDED
                                                                       DECEMBER 31,      DECEMBER 31,
                                                                          2004              2003
                                                                     ---------------   ---------------
INCREASE FROM INVESTMENT
  OPERATIONS
Net investment income                                                $     2,458,533   $     3,433,602
Net realized gains (losses) from:
  Investments                                                             27,351,279        13,054,014
  Foreign currency transactions                                              (19,065)          (14,252)
Net change in unrealized appreciation/depreciation of:
Investments                                                              (15,231,022)       68,854,193
Other assets and liabilities denominated
  in foreign currencies                                                       43,136             3,250
                                                                     ---------------   ---------------
Total increase from investment
  operations                                                              14,602,861        85,330,807
                                                                     ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income and net realized
  gains from foreign currency transactions                                (2,621,540)       (3,271,674)
Net realized gains                                                        (4,327,242)                -
                                                                     ---------------   ---------------
Total dividends and distributions
  to shareholders                                                         (6,948,782)       (3,271,674)
                                                                     ---------------   ---------------

COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting
  in issuance of common stock                                                 80,909                 -
                                                                     ---------------   ---------------
Net increase in net assets                                                 7,734,988        82,059,133

NET ASSETS
Beginning of year                                                        208,699,399       126,640,266
                                                                     ---------------   ---------------
End of year (including undistributed
net investment income of $1,736,486
and $1,276,697, respectively)                                        $   216,434,387   $   208,699,399
                                                                     ===============   ===============

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnifcation. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

On November 22, 2004, ING Group N.V., the Investment Manager's parent company, announced the sale of Baring Asset Management to Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is a diversified financial services business with one of the largest life insurance businesses in the U.S. and an exisiting asset management business of US$285bn.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less and money market funds are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accural basis.

FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized gain or loss on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

SECURITIES LENDING

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or qualified institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG. For the year ended December 31, 2004, the Fund earned $179,262 and UBS Securities LLC earned $96,521 in compensation as the Fund's lending agent. At December 31, 2004, the Fund owed UBS Securities LLC $10,376 in compensation as the Fund's lending agent.

DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

TAX STATUS

    CHINA
Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments insecurities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

    HONG KONG
Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

    OTHER FOREIGN COUNTRIES
The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

NOTE 2.   CONCENTRATION OF RISK

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

NOTE 3.   INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), which is currently an indirect wholly-owned subsidiary of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

Additionally, effective October 4, 2004 the Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of Investment Company Act ("CCO Agreement"). Under the terms of the CCO Agreement the Administrator receives 0.03% of the Fund's average weekly net assets as compensation for its services.

NOTE 4.   TRANSACTIONS WITH AFFILIATES AND RELATED ENTITIES

The Investment Manager, out of its own assets, pays UBS Securities LLC a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

AVERAGE WEEKLY NET ASSETS

Under $125 million                  0.05%

$125 million up to $150 million     0.06%

$150 million up to $175 million     0.07%

$175 million up to $200 million     0.08%

$200 million up to $225 million     0.09%

Over $225 million                   0.10%

For the year ended December 31, 2004, the Investment Manager, not the Fund, paid or accrued $181,780 to UBS Securities LLC for such services. In addition, during the year ended December 31, 2004, the Fund paid $21,465 in brokerage commissions to ING Barings Securities for transactions executed on behalf of the Fund.

Certain employees of the Administrator and Investment Manager serve as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund; however they receive no compensation from the Fund.

The Fund invests in shares of the UBS Private Money Market Fund LLC ("Private Money Market Fund"). The Private Money Market Fund is a limited liability company managed by UBS Global Asset Management (US) Inc., the Fund's Administrator.

Amounts relating to these investments for the year ended December 31, 2004 are summarized as follows:

                                            SALES           INTEREST                          % OF NET
FUND                      PURCHASES        PROCEEDS          INCOME          VALUE             ASSETS
---------------------------------------------------------------------------------------------------------
UBS Private
Money Market
Fund LLC               $  219,492,458   $  244,371,947   $      221,157   $    1,442,889         0.7%


NOTE 5.   PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $135,793,473 and $142,476,155, respectively.

NOTE 6.   FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ending December 31, 2004 and December 31, 2003 were as follows:

                                                2004              2003
                                     ---------------   ---------------
Distributions paid from:
Ordinary income                      $     2,621,540   $     3,271,674
Net realized gains                         4,327,242                 -
                                     ---------------   ---------------
                                     $     6,948,782   $     3,271,674

As of December 31, 2004 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income        $     4,037,381
Undistributed long-term gains              6,571,170
                                     ---------------
Accumulated earnings                      10,608,551
Unrealized appreciation                   37,228,291
                                     ---------------
Total accumulated earnings           $    47,836,842

During the current fiscal year, the Fund utilized $14,726,446 of capital loss carry-forwards to offset current year realized gains.

For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at December 31, 2004 were as follows:

Tax cost of investments              $   185,481,091
                                     ---------------
Gross appreciation                        46,902,744
Gross depreciation                        (9,718,836)
                                     ---------------
Net unrealized appreciation
  of investments                     $    37,183,908

To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2004, the Fund's undistributed net investment income was increased by $622,796, accumulated net realized gain was decreased by $622,090, and beneficial interest was decreased by $706. These differences are primarily due to the tax treatment of foreign currency transactions and disposition of stock in a passive foreign investment company.

NOTE 7.   CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. During the year ended December 31, 2004, the Fund issued 4,454 shares in connection with the Fund's dividend reinvestment plan. There were no transactions in shares of common stock for the year ended December 31, 2003.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR IS PRESENTED BELOW:

                                                      FOR THE YEAR ENDED
                                                          DECEMBER 31,
                                                      ------------------
                                                             2004
                                                          ----------
Net asset value, beginning of year                        $    16.57
                                                          ----------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.20
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                 0.96
                                                          ----------
    Total from investment operations                            1.16
                                                          ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income and net realized gains
  from foreign currency transactions                           (0.21)
From net realized gains                                        (0.34)
                                                          ----------
                                                               (0.55)
                                                          ----------
Net asset value, end of year                              $    17.18
                                                          ==========
Market value, end of year                                 $    15.75
                                                          ==========
TOTAL INVESTMENT RETURN (1)                                   (14.77)%
                                                          ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                     $  216,434
Ratio of expenses to average net assets                         2.28%
Ratio of net investment income to average net assets            1.17%
Portfolio turnover                                                66%

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

                                                                          FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                          -------------------------------------------------------
                                                             2003           2002           2001           2000
                                                          ----------     ----------     ----------     ----------
Net asset value, beginning of year                        $    10.06     $    10.59     $    10.84     $    11.47
                                                          ----------     ----------     ----------     ----------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Net investment income                                           0.27           0.09           0.04           0.06
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                 6.50          (0.58)         (0.23)         (0.66)
                                                          ----------     ----------     ----------     ----------
    Total from investment operations                            6.77          (0.49)         (0.19)         (0.60)
                                                          ----------     ----------     ----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income and net realized gains
  from foreign currency transactions                           (0.26)         (0.04)         (0.06)         (0.03)
From net realized gains                                            -              -              -              -
                                                          ----------     ----------     ----------     ----------
                                                               (0.26)         (0.04)         (0.06)         (0.03)
                                                          ----------     ----------     ----------     ----------
Net asset value, end of year                              $    16.57     $    10.06     $    10.59     $    10.84
                                                          ==========     ==========     ==========     ==========
Market value, end of year                                 $    19.12     $     8.82     $     8.76     $     8.19
                                                          ==========     ==========     ==========     ==========
TOTAL INVESTMENT RETURN (1)                                   120.13%          1.15%          7.67%         (1.86)%
                                                          ==========     ==========     ==========     ==========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)                     $  208,699     $  126,640     $  133,406     $  136,562
Ratio of expenses to average net assets                         2.04%          2.17%          2.17%          2.01%
Ratio of net investment income to average net assets            2.20%          0.84%          0.36%          0.49%
Portfolio turnover                                                85%            38%            33%            53%

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM, ERNST & YOUNG LLP

To the Board of Directors and Shareholders of The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended December 31, 2000, was audited by other auditors whose report dated February 14, 2001, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 14, 2005

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director.

NON-INTERESTED DIRECTORS

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                   POSITION(S)                                                           IN FUND
                                  HELD WITH THE                                                          COMPLEX
                                   FUND; LENGTH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OVERSEEN
NAME, ADDRESS (AGE)               OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD             BY DIRECTOR
------------------------------    --------------    -----------------------------------------------    -----------
Edward Y. Baker (70)                 Chairman       Chairman, SSgA Canada Advisory Committee;               1
15 Artinger Court                    of Audit       Trustee, Rogers Sugar Income Fund; previously
Toronto, Ontario                    Committee       President, Chief Executive Officer, HOOPP
Canada, M3B 1J9                    and Director     Investment Management Limited and Chief
                                    since 1992      Investment Officer, Hospitals of Ontario
                                                    Pension Fund.

Richard B. Bradley (67)              Chairman       Director of The Aberdeen New Dawn Investment            1
22 Smith Terrace                     of Board       Trust Limited; previously Group Managing
London SW3 4DL                     and Director     Director of Asia Equity Holdings.
England                             since 1992

John A. Hawkins (62)                 Director       Previously Executive Vice President - Private           1
Bank of Bermuda                     since 1992      Clients with The Bank of Bermuda Ltd.; Director
(Guernsey) Ltd.                                     of All Points Multi-Manager Plc; SR Global Fund
Arnold House                                        Inc.; MW Japan Fund Ltd.; MW Nippon Fund Ltd.
St Julian's Avenue
St Peter Port Guernsey
GY1 3NF
Channel Islands

C. William Maher (44)                Director       Managing Director of Nicholas Applegate Capital         1
Nicholas Applegate                  since 2003      Management
Capital Management
600 West Broadway
San Diego, CA 92101

Jonathan J.K. Taylor (61)            Director       Chairman and Managing Director of Dragon                1
Dragon Partners Ltd.                since 1992      Partners Limited; Director, Schroder Japan
Moorhead James                                      Growth Fund Limited; Director, Onyx Country
21 New Fetter Lane                                  Estates Limited; Director, AVK Securities &
London EC4A 1AW                                     Finance Ltd. (Russia).
England

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                   POSITION(S)                                                           IN FUND
                                   HELD WITH THE                                                          COMPLEX
                                   FUND; LENGTH           PRINCIPAL OCCUPATION(S) AND OTHER             OVERSEEN
NAME, ADDRESS (AGE)               OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS         BY DIRECTOR
------------------------------    --------------    -----------------------------------------------    -----------
Tak Lung Tsim (58)                   Director       Principal, T.L. Tsim & Associates Ltd.; Member          1
Century Square                      since 1992      of Li Po Chun United World College of Hong
1 D'Aguilar Street                                  Kong; Director of Playmates Holdings Limited;
Suite 1001, Central                                 Director of New-Alliance Asset Management
Hong Kong                                           (Asia) Ltd.; Director of Far Eastern Polychem
                                                    Industries; Director of China Medical Sciences
                                                    Ltd.

INTERESTED DIRECTORS

                                                                                                        NUMBER OF
                                                                                                       PORTFOLIOS
                                   POSITION(S)                                                           IN FUND
                                   HELD WITH THE                                                          COMPLEX
                                   FUND; LENGTH           PRINCIPAL OCCUPATION(S) AND OTHER             OVERSEEN
NAME, ADDRESS (AGE)               OF TIME SERVED        DIRECTORSHIPS HELD DURING PAST 5 YEARS         BY DIRECTOR
------------------------------    --------------    -----------------------------------------------    -----------
John A. Bult (68)*                   Director       Chairman of PaineWebber International Inc.;             1
1285 Avenue of the Americas         since 1992      Director of The Germany Fund, Inc.; The New
37th Floor                                          Germany Fund, Inc.; The Central Europe and
New York, NY 10019                                  Russia Fund, Inc.


* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

OFFICERS

                                                                                                             NUMBER OF
                                                                                                            PORTFOLIOS
                                    POSITION(S)                                                               IN FUND
                                   HELD WITH THE                                                              COMPLEX
                                   FUND; LENGTH           PRINCIPAL OCCUPATION OR EMPLOYMENT AND             OVERSEEN
NAME, ADDRESS (AGE)               OF TIME SERVED         DIRECTORSHIPS IN PUBLICLY HELD COMPANIES           BY OFFICER
------------------------------   ----------------   --------------------------------------------------      ----------
Ronald G.M. Watt (58)               President       Director of Institutional and Mutual Fund Group              2
Baring Asset Management             since 1998      of Baring Asset Management Limited.
155 Bishopsgate
London EC2M 3XY
England

Rose Ann Bubloski (36)            Vice President    Associate Director and Senior Manager of the                 1
UBS Global Asset                    since 2004      Mutual Fund Finance Department of UBS Global
Management (US) Inc.                                Asset Management (US) Inc.; Vice President and
51 West 52nd Street                                 Assistant Treasurer for other investment
New York, NY 10019                                  companies for which UBS Global Asset Management
                                                    (US) Inc. serves as investment adviser and/or
                                                    administrator.

Joseph T. Malone (37)             Treasurer and     Director and Co-Head of the Mutual Fund Finance              1
UBS Global Asset                    Secretary       Department of UBS Global Asset Management (US)
Management (US) Inc.                since 2004      Inc.; Treasurer for other investment companies
51 West 52nd Street                                 for which UBS Global Asset Management (US) Inc.
New York, NY 10019                                  serves as investment adviser and/or
                                                    administrator.

Joseph McGill (42)               Chief Compliance   Executive Director and Chief Compliance Officer              1
UBS Global Asset                     Officer        of UBS Global Asset Management (US) Inc. and
Management (US) Inc.                since 2004      UBS Global Asset Management (Americas) Inc
51 West 52nd Street
New York, NY 10019

Wilfred Sit (35)                  Vice President    Assistant Director of Global Emerging Policy                 1
Baring Asset Management             since 2004      Team of Baring Asset Management (Asia) Limited;
(Asia) Limited                                      previously Lead Investment Manager of INVESCO
Edinburgh Tower, 19th Floor                         GT Greater China Opportunities Fund, and the
15 Queens Road Central                              INVESCO China Open Fund

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Forms N-Q. The Fund's Forms N-Q are available on the Fund's website at http://www.greaterchinafund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund's Web site: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC's website at http://www.sec.gov.

OTHER INFORMATION

In April 2004, Mr. Sam Lau resigned his position as Vice President of the Fund and in July 2004 he resigned his position as the Fund's portfolio manager. Ms. Lilian Co, Director - Asia Equities at the Investment Manager, served as the interim portfolio manager of the Fund until September 12, 2004.

On September 13, 2004, Mr. Wilfred Sit was appointed the Fund's Portfolio Manager. Prior to joining Baring Asset Management (Asia) Limited, Mr. Sit was a fund manager at Invesco Funds where his fund management responsibilities included being lead manager of the Invesco GT Greater China Opportunity Fund and the Invesco China Open Fund.

In August 2004, the Board of Directors approved the appointment of Mr. Joseph T. Malone as Treasurer and Secretary of the Fund and ratified the appointment of Ms. Rose Ann Bubloski as Vice President of the Fund. Mr. Malone is Director and Co-Head of the Mutual Fund Finance Department of the Administrator. Ms. Bubloski was previously Assistant Vice President of the Fund. Mr. Malone and Ms. Bubloski succeeded Mr. Paul H. Schubert and Mr. Kevin J. Mahoney as Treasurer and Secretary, and Vice President of the Fund, respectively.

Since December 31, 2003, there have been no (i) material changes in the Fund's investment objectives or policies, or (ii) material changes in the principal risk factors associated with investment in the Fund. In March 2004, the Board of Directors approved an amendment to Section 1.01 of the by-laws of the Fund to allow the Fund to hold its annual meeting with shareholders not less than ninety
(90) days and not more than one hundred and eighty (180) days following the end of the Fund's fiscal year.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

The Greater China Fund, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's President and Treasurer have filed certifications with SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which inlcuded a copy of this annual report along with any other information about the Fund. After the Fund's 2004 annual meeting of shareholders, it filed a certification with NYSE on July 2, 2004, stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

                     SBP (City) Ltd - London - 020-7394 3570

[GRAPHIC]

[BARING ASSET MANAGEMENT LOGO]

                        155 BISHOPSGATE, LONDON EC2M 3XY
                          TELEPHONE +44 (0)20-7628 6000
                          FACSIMILE +44 (0)20-7638 7928
                          INTERNET www.baring-asset.com

                          - LONDON - BOSTON - DUBLIN -
                            - FRANKFURT - GUERNSEY -
                           - HONG KONG - ISLE OF MAN -
                       - JERSEY - PARIS - SAN FRANCISCO -
                      - TAIPEI - TOKYO - TORONTO - VIENNA -

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the following persons serving on the registrant's Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and
C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant's audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant's audit committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

       (a)  AUDIT FEES:
            For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $55,000 and $43,500, respectively.

            Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

       (b)  AUDIT-RELATED FEES:
            In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively, which includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

            Fees included in the audit-related category are those associated with the reading and providing of comments on the 2004 and 2003 semiannual financial statements. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (c)  TAX FEES:
            In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $5,900 and $7,600, respectively, which includes amounts related to tax services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

            Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

            There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (d)  ALL OTHER FEES:
            In each of the fiscal years ended December 31, 2004 and December 31, 2003, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

            Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

            There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

       (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
             The registrant's audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant's independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

       (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                        AUDIT-RELATED FEES:
                        There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                        There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                        TAX FEES:
                        There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                        There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                        ALL OTHER FEES:
                        There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant.

                        There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

       (f) According to E&Y, for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

       (g)  For the fiscal years ended December 31, 2004 and December 31,
            2003, the aggregate fees billed by E&Y of $23,400 and $10,100, respectively, for non-audit services rendered on behalf of the registrant ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the registrant shown in the table below.

                                                                   2004          2003
                                                                   ----          ----
            Covered Services                                       $    8,400    $   10,100
            Non-Covered Services                                   $   15,000    $        0

       (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Baker, Mr. Bradley, Mr. Hawkins, Mr. Maher, and Mr. Tsim.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant's board of directors. The registrant's procedures provide that the board of directors annually review the investment manager's proxy voting policies and procedures and the investment manager's proxy votes on behalf of the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Richard B. Bradley, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

       (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

       (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No.
            811-06674).

       (a) (2) The Investment Manager's Proxy Voting Policies and Procedures is incorporated by reference herein from Exhibit EX-99.PROXY.VOTE to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

       (a) (3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

       (a) (4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

       (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Greater China Fund, Inc.

By:    /s/ Ronald G.M. Watt
       --------------------
       Ronald G.M. Watt
       President

Date:  February 28, 2005
       -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Ronald G.M. Watt
       --------------------
       Ronald G.M. Watt
       President
       (Principal Executive Officer)

Date:  February 28, 2005
       -----------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer
       (Principal Financial Officer)

Date   February 28, 2005
       -----------------